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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20540

                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      June 5, 1998

                       U.S. Digital Communications, Inc.
            (Exact name of registrant as specified in its charter)

                                    Nevada
                (State or other jurisdiction of incorporation)

       0-21225                                         88-0101953
(Commission File Number)                    (IRS Employer Identification No.)

2 Wisconsin Circle, Chevy Chase, MD                      20815
(Address of principal executive office)                (Zip Code)

Registrant's telephone number, including area code    (301) 961-1540


Item 4.   Change in Registrant's Certifying Accountant

     The Registrant, on June 1, 1998 engaged Arthur Andersen LLP to perform an audit of its consolidated balance sheet for the fiscal year ended December 31, 1997. There had been no disagreements between the Registrant and its former accountant Blackman, Kallick, Bartelstein, LLP.

Item 7.   Financial Statements and Exhibits

16   Letter from Certifying Accountant

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  U. S. Digital Communications, Inc.,

Date: June 5, 1998                By  /s/ Robert J. Wussler
                                      ___________________________
                                      Robert J. Wussler, Chairman